UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                AUGUST 26, 2002
               Date of report (date of earliest event reported)


                             QUADRAMED CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)


       Delaware                       0-21031                   52-1992861
   ---------------            -----------------------      -------------------
   (State or Other            (Commission File Number)        (IRS Employer
     Jurisdiction                                          Identification No.)
  of Incorporation)


22 PELICAN WAY, SAN RAFAEL, CALIFORNIA                          94901
(Address of Principal Executive Offices)                     (Zip Code)


                                (415) 482-2100
             (Registrant's Telephone Number, Including Area Code)





ITEM 5.  Other Items.

QuadraMed Corporation ("QuadraMed") released a press release today regarding its 2002 fiscal year guidance and its hiring of a senior manager to lead its restatement efforts.

ITEM 7.  Exhibit.

         Exhibit No.   Description
         99.1          QuadraMed Press Release dated August 12, 2002 entitled,
                       "Quadramed Suspends Fiscal Year 2002 Guidance And Hires
                       Senior Manager To Lead Restatement."



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  August 26, 2002                    QUADRAMED CORPORATION



                                          By:  /s/ Michael H. Lanza
                                             -----------------------------------
                                                   Michael H. Lanza
                                                   Executive Vice President
                                                   and Corporate Secretary




                                 EXHIBIT 99.1


                                                        QUADRAMED CORPORATION
                                                        (Logo)


FOR IMMEDIATE RELEASE                       CONTACT:
                                            Jack Ripsteen, Director of
                                              Investor Relations
                                            (415) 482-2211
                                            jripsteen@quadramed.com

     QUADRAMED SUSPENDS FISCAL YEAR 2002 GUIDANCE AND HIRES SENIOR MANAGER
                             TO LEAD RESTATEMENT

San Rafael, California -Monday, August 26, 2002 - QuadraMed Corporation (Nasdaq: QMDCE) announced today that due to the pending restatement of its financial statements for the years ended December 31, 2000 and 2001 and the interim period ended March 31, 2002, the Company no longer endorses its prior revenue and earnings guidance for the fiscal year 2002. Prior Company guidance for fiscal year 2002 called for revenue of $136 million to $141 million and a net loss of $0.24 to $0.10 per share.

The Company decided to suspend prior revenue and earnings guidance because prior guidance was based on assumptions with regard to revenue recognition and expenses that could potentially change as a result of the restatement process. Specifically, as previously announced, the restatement focuses on, among other things, revenue recognition, which could result in either deferral or acceleration of revenue. Additionally, prior guidance does not reflect increased expenses incurred in current periods as a result of the additional audit resources required to complete the restatement work.

The Company also announced that it has hired Martin Aquino to serve as senior manager and project leader for the Company's financial restatement process. Mr. Aquino will join the senior management of QuadraMed and will be focused exclusively on working with the finance department and the Company's forensic accountants and auditor to bring the restatement to completion. The Company hired Mr. Aquino in order to provide undivided resources and attention to the restatement work and to provide senior management with the flexibility to refocus their energies on business operations.

Prior to joining QuadraMed, Mr. Aquino provided consulting services in the areas of forensic and technical accounting and prepared restatement filings with the Securities and Exchange Commission for Clarent Corporation, a software and hardware telecommunications company. Mr. Aquino has also served in both executive and senior management roles with Macromedia, Inc., a software web based technology company and Calpine Corporation. Mr. Aquino is a chartered accountant with over 15 years of public and private corporate finance and accounting experience.


Cautionary Statement on Risks Associated With Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The words "believe," "expect," "anticipate," "intend," "plan," "estimate," "may," "should," "could," and similar expressions are intended to identify such statements. Forward-looking statements are not guarantees of future performance and are to be interpreted only as of the date on which they are made. QuadraMed undertakes no obligation to update or revise any forward-looking statement.

Important factors that could cause QuadraMed's actual results to differ materially from these forward-looking statements include, but are not limited to, the following: (i) forensic procedures carried out by Deloitte & Touche LLP may not be sufficient to permit the restatements to be completed on a timely basis or at all; (ii) QuadraMed's quarterly operating results may vary, (iii) QuadraMed's stock price may be volatile, (iv) QuadraMed's investments are subject to market risk, (v) QuadraMed faces product development risks from rapid technological changes, (vi) QuadraMed's products may be subject to bugs and other errors, (vii) QuadraMed's intellectual property and technology may be subject to infringement claims or be infringed upon, (viii) QuadraMed's products and services, particularly those sold to government entities and those sold to customers receiving government reimbursement, are subject to scrutiny, regulation, and possible future regulation by state and federal governments; (ix) increased competition for QuadraMed's products and services, and (x) QuadraMed may need to use its cash balances to repurchase or redeem its subordinated convertible debentures. QuadraMed does not intend this list of important factors to be exhaustive and advises investors that it discusses other risks and uncertainties that could cause QuadraMed's actual results to differ from these forward-looking statements in its periodic reports filed with the Securities and Exchange Commission ("SEC"). These SEC filings can be accessed through the Investor Relations section of our website, www.quadramed.com, or through the SEC's EDGAR Database at www.sec.gov (QuadraMed has EDGAR CIK No. 0001018833).


About QuadraMed Corporation

QuadraMed is dedicated to developing information technology and providing consulting services that help healthcare professionals deliver outstanding patient care with optimum efficiency. Offering real-world solutions for every aspect of acute care information management, QuadraMed has four main product lines: Affinity(R) Healthcare Information System, Quantim(R) Health Information Management Software and Services, Complysource(R) Compliance Solutions, and Chancellor(TM) Financial Products and Services. Behind our products and services are nearly 1000 professionals whose healthcare experience has earned QuadraMed the trust and loyalty of its many customers. To find out more about QuadraMed, visit www.quadramed.com.

Note to Editors: QuadraMed, Affinity, Quantim, and Complysource are registered trademarks of QuadraMed Corporation. Chancellor is a trademark of QuadraMed Corporation. All other trademarks and registered trademarks are the properties of their respective holders.



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